Fees Summary	Feb. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,482,607.91
Previously Paid Amount	0.00
Total Fee Amount	2,828.65
Total Offset Amount	0.00
Net Fee	$ 2,828.65